                                                                  Exhibit 10.014

                      EIGHTH AMENDMENT TO LEASE AGREEMENT
                      -----------------------------------


          THIS EIGHTH AMENDMENT TO LEASE AGREEMENT (the "Seventh Amendment") is made this ______ day of November, 1996, by and between CONCOURSE V ASSOCIATES (as "Landlord") and XCELLENET, INC. (as "Tenant").


                             W I T N E S S E T H:
                             - - - - - - - - - -


          WHEREAS, Landlord and Tenant did enter into a Lease Agreement dated as of August 17, 1990 (the "Original Lease"), for space in that certain building known as "Concourse Corporate Center V" (the "Building"), as such space is more particularly described in the Original Lease (the "Premises"); and

          WHEREAS, Landlord and Tenant did enter into a First Amendment to Lease Agreement dated September 30, 1992 (the "First Amendment"), adding certain space more particularly described therein to the Premises; and

          WHEREAS, Landlord and Tenant did enter into a Second Amendment to Lease Agreement dated August 10, 1993 (the "Second Amendment"); and

          WHEREAS, Landlord and Tenant did enter into a Third Amendment to Lease Agreement dated September 9, 1993 (the "Third Amendment"); and

          WHEREAS, Landlord and Tenant did enter into a Fourth Amendment to Lease Agreement, dated August 15, 1994 (the "Fourth Amendment");

          WHEREAS, Landlord and Tenant did enter into a Fifth Amendment to Lease Agreement, dated February 20, 1995 (the "Fifth Amendment");

          WHEREAS, Landlord and Tenant did enter into a Sixth Amendment to Lease Agreement, dated March __, 1996 (the "Sixth Amendment");

          WHEREAS, Landlord and Tenant did enter into a Seventh Amendment to Lease Agreement, dated as of July __, 1996, (the "Seventh Amendment");

          WHEREAS, the Original Lease, First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment and Seventh Amendment are sometimes referred to herein collectively as the "Lease"; and

          WHEREAS, Landlord and Tenant desire to modify and amend the Lease, in the manner and for the purposes herein set forth.

          NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and for Ten and No/100 Dollars ($10.00) and other good and valuable consideration, paid by the parties hereto to one another, the receipt and sufficiency of which are acknowledged by the parties hereto, the parties hereto hereby covenant and agree as follows:

          1.   Additional Premises. The "Second Expansion Premises" leased under
               -------------------
the Seventh Amendment shall be leased to Tenant as of, and from and after July 1, 1997, and not as of April 1, 1997, as set forth in Seventh Amendment.

          2.   Transfers, Successors and Assigns.  This Eighth Amendment shall
               ---------------------------------
inure to the benefit of and be binding upon Landlord, Tenant, and their respective transfers, successors and assigns.

          3.   Georgia Law.  This Eighth Amendment shall be construed and
               -----------
interpreted under the laws of the State of Georgia.

          4.   No Other Modifications.  Except as modified by this Eighth
               ----------------------
Amendment, the Lease remains unmodified and of full force and effect.

     IN WITNESS WHEREOF, the undersigned have caused this Eighth Amendment to be executed under seal and delivered, on the day and year first above written.


                                             "LANDLORD"

                                             CONCOURSE V ASSOCIATES, a Georgia
                                             general partnership

                                             By:   Dan Properties, Inc., as
                                                   general partner

 2/12/97                                     By:   Alan Lang
---------------------                           ------------------------
Date Executed:                               Its:  Assistant Secretary
                                                  ----------------------

                                             By:   JV Georgia One, Inc., as
                                                   general partner

                                             By:   Alan Lang
                                                ------------------------
                                             Its:  Assistant Secretary
                                                  ----------------------

                    SIGNATURES CONTINUED ON FOLLOWING PAGE

                    SIGNATURES CONTINUED FROM PREVIOUS PAGE

                                             "TENANT"

                                             XCELLENET, INC., a Georgia
                                             corporation

                                             By:  Sidney V. Sack
                                                 ----------------------------
                                             Its:  Chief Financial Officer
                                                   --------------------------

   2/3/97                                    Attest: Jeanne N. Bateman
---------------------                               -------------------------
Date Executed:                               Its:    VP - Finance, Secretary and
                                                    ----------------------------
                                                       Treasurer
                                                    ----------------------------

                                                         (CORPORATE SEAL)

                                                             11/24/96

                                      -3-